UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 23, 2004


                              DHB INDUSTRIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-22429


       Delaware                                                 11-3129361
______________________                                    ______________________
State of Incorporation                                        (IRS Employer
                                                          Identification Number)


400 Post Avenue, Suite 303, Westbury, New York                          11590
______________________________________________                        __________
   (Address of principal executive office)                            (Zip Code)


                                 (516) 997-1155
              ____________________________________________________
              (Registrant's telephone number, including area code)


             ______________________________________________________
             (Former Name or Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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


ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


On December 23, 2004, DHB Industries, Inc. (the "Company") entered into a three-year contract with U.S. Army for Point Blank's Interceptor(TM) Outer Tactical Vest (OTV). This contract was awarded exclusively to the Company's subsidiary, Point Blank Body Armor on December 23, 2004. Simultaneously with the award, the Company received a delivery order under the contract totaling $100,000,000. The contract and delivery orders were publicly disclosed in a Company press release on December 23, 2004. As disclosed on the Department of Defense's website, this is a firm-fixed-price contract with an estimated value of approximately $190 million for 360,000 Outer Tactical Vests.





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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            DHB INDUSTRIES, INC.


                                            By: /s/ DAWN M. SCHLEGEL
                                                ___________________________
                                                    Dawn M. Schlegel
                                                    Chief Financial Officer


Dated:  February 8, 2005


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